                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference on Registration Statements No. 333-17565, 333-33475 and 333-44371 on Form S-8 of Renaissance Worldwide, Inc., of our report dated March 12, 1998, on Neoglyphics Media Corporation as of December 31, 1997 and for the year then ended, appearing in this Form 10-K.

                                          /s/ Katch, Tyson & Company

                                          Katch, Tyson & Company
                                          Certified Public Accountants

March 25, 1999

                                       1